UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006

DA-LITE SCREEN COMPANY, INC.

(Exact name of registrant as specified in its charter)

Indiana	333-116673	35-1013951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 North Detroit Street, P.O. Box 137, Warsaw, IN	46581
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 267-8101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm

In February 2006, the Audit Committee of the Board of Directors of Da-Lite Screen Company, Inc. (together with all its subsidiaries, the “Company” or “Da-Lite”) authorized the Company to seek proposals from certified public accounting firms to provide audit services for fiscal year 2006.

The Audit Committee decided to issue the request for proposal because it wanted the opportunity to review firms closer to the Company’s headquarters in Warsaw, Indiana as prospective independent auditors for the Company and to consider the benefits and detriments of changing independent auditors. The request for proposal was issued to several independent registered public accounting firms, including KPMG LLP (KPMG), on May 12, 2006. Effective July 11, 2006 (the “Auditor Change Date”), the Company dismissed KPMG as the Company’s independent registered public accounting firm and the Audit Committee approved the dismissal of KPMG.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 30, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with KPMG’s audits of the two fiscal years ended December 30, 2005 and December 31, 2004, and the subsequent interim period through the Auditor Change Date, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its audit reports. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant’s fiscal years ended December 30, 2005 and December 31, 2004 and the subsequent interim period through the Auditor Change Date.

A letter from KPMG is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

Effective July 11, 2006, the Audit Committee approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Registrant’s independent registered public accounting firm for the remainder of the fiscal year ending December 29, 2006.

During the Registrant’s two most recent fiscal years and the subsequent interim period through the Auditor Change Date, neither the Registrant nor anyone on its behalf has consulted with Deloitte regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter dated July 13, 2006 from KPMG LLP to the United States Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DA-LITE SCREEN COMPANY, INC.

By:	/s/ Jerry C. Young
Name:	Jerry C. Young
Title:	Vice President – Finance and Chief Financial Officer

Date: July 17, 2006

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